Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of aVinci Media Corporation (the “Company”) on Form 10-K/A for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward B. Paulsen, President, Secretary/Treasurer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. section   1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2009	By:	/s/ Edward B. Paulsen
Edward B. Paulsen Secretary/Treasurer, Chief Operating Officer (Principal Financial and Accounting Officer)